Exhibit 10.1

                    SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

     This Second Amendment to Employment Agreement (this "Second Amendment") is made and entered into as of this 13th day of March, 2002, by and between DATA SYSTEMS & SOFTWARE INC., a Delaware corporation (the "Company"), and GEORGE MORGENSTERN (the "Executive").

     WHEREAS, the Company and the Executive are parties to an Employment Agreement dated as of January 1, 1997 (the "Agreement"), the term of which was extended to December 31, 2002 by the First Amendment to Employment Agreement, dated as of May 17, 2001, made by the Company and the Executive (the "First Amendment"); and

     WHEREAS, the Company desires to assure itself of the Executive's continued services until December 31, 2003 before he considers an election to be retained by the Company on a part-time basis in an advisory and consultative capacity, and the Executive is willing to continue to provide such services to the Company on a full time basis until such date.

          NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. Paragraphs 1(a), 1(b), 2(a)(2)(i) and 4(a) of the Agreement as amended by the First Amendment are hereby amended by deleting the references in the First Amendment to "December 31, 2002" and substituting "December 31, 2003" in its place.

     2. Paragraph 1(c)(ii) of the Agreement as amended by the First Amendment is hereby amended by deleting the reference in the First Amendment to "December 31, 2006" and substituting "December 31, 2007" in its place.

     3. Except as modified by this Second Amendment, all other terms of the Agreement shall continue in full force and effect without modification.

     4. This Second Amendment may be executed in counterparts, each of which shall constitute an original and which together shall constitute one and the same agreement


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     IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment, as of the day and year first above written.


DATA SYSTEMS & SOFTWARE INC.


By: /s/ YACOV KAUFMAN
     ------------------------------------------------
      Yacov Kaufman, Vice President and
      Chief Financial Officer


By: /s/ ROBERT L. KUHN
    -------------------------------------------------
      Robert L. Kuhn, On Behalf
      of the Board of Directors


/s/ GEORGE MORGENSTERN
-----------------------------------------------------
GEORGE MORGENSTERN


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